Delivering innovation by daring to be different June 15, 2018 Exhibit 99.1

Forward Looking Statements This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of DARÉ BIOSCIENCE, INC. (“DARÉ” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY.   ALL STATEMENTS IN This presentation, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE forward-looking statements within the meaning of federal securities laws. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “Strategy,” “designed,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” “Target,” OR “POTENTIAL” AND OTHER SIMILAR EXPRESSIONS, OR THE NEGATIVE OF THESE TERMS. Forward-looking statements involve risks, uncertainties and assumptions that may cause DARÉ’S actual results, performance or achievements to be materially different from THOSE expressed or implied by the forward-looking statements, INCLUDING, WITHOUT LIMITATION risks and uncertainties relating to: the outcome or success of clinical trials; DARÉ’s ability to raise additional capital if and as needed; DARÉ’s ability to maintain and protect its intellectual property; DARÉ’S ABILITY TO DEVELOP product candidates AT THE COST AND IN THE TIMELINEs set forth HEREIN; and other risk factors described in DARÉ’s most recent annual report on form 10-K and quarterly report on form 10-q filed with the Securities and Exchange Commission. All forward-looking statements in this presentation are current only as of the date hereof and DARÉ does not undertake any obligation to update any forward-looking statement to reflect new information, future developments or otherwise, except as required by law.

Mission & Vision To become the coordinating presence in women’s health by identifying and unlocking innovation that addresses unmet need. To develop and optimize a portfolio of novel therapies that improve health outcomes and promote a better quality of life for women.

Daré Highlights Daring to be different A pure play biopharmaceutical company squarely focused on improving the health and well being of women. Focused on targeted delivery of products to address persistent unmet needs in women’s health: Pregnancy Prevention Sexual Health Vaginal Health Fertility The portfolio is well positioned to drive upside value in the short and long term. Multiple milestones and value drivers expected between mid-2018 and late-2019 from two Phase 2 programs, each positioned to be first in category.

Coordinating Innovation in Women’s Health Daré is building a strong and strategic network to advance innovation in women’s health. Global Women's Health Market Worth $51 Billion by 2025 - CAGR: 3.9% 1 1. https://www.prnewswire.com/news-releases/womens-health-market-size-worth-513-billion-by-2025--cagr-39-grand-view-research-inc-651064753.html Women’s Health Network of Product Developers Women’s Health Network of Potential Commercial Partners* Strategic Science & Technologies *Company names and logos are for illustrative purposes only.

Portfolio Timeline Overview Timeline reflects management’s current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate. 2018 Ovaprene (Contraception) Strategic Development Options 2019 2020 2021 2022 PCT Pivotal Regulatory Filing Potential Launch 2023 CDRH / Device Lead Phase 2 Phase 3 Regulatory Filing Potential Launch Topical Sildenafil (FSAD) 505 (b) (2) ORB- 204 & ORB- 214 IVR Technology Vaginal Tamoxifen VVA 505 (b) (2)

1. Global Market Insights, https://globenewswire.com/news-release/2016/05/19/841462/0/en/Contraceptives-Market-size-to-exceed-33-Billion-by-2023-Global-Market-Insights-Inc.html Contraception $32 billion global category1

What’s Driving Innovation in Contraception 5. 2017 SEC Financial Filings Innovation in Contraception Advances in hormone products have largely focused on reducing the hormone dosage, adjusting or extending the duration of protection and optimizing methods of administration. Convenience is driving new innovation NuvaRing® Monthly, convenient ring product form. 2017 revenue: $761 million (Merck) 5 Mirena® Physician inserted, long-acting. Low/locally delivered hormone IUS. 2017 revenue: $1.12 billion (Bayer) 5 1. Lo Loestrin Fe contains a low-dose combination of two female hormones. https://www.loloestrin.com/loloestrin/about-lo-loestrin 2. Minastrin https://www.minastrin24.com/ 3. https://www.nuvaring.com/how-nuvaring-works/ 4. https://www.mirena-us.com/about-mirena/ 1 2 3 4

U.S. Contraceptive Market

- Large Market Opportunity
  - **>$6 billion in US Rx sales** of contraceptive products (2016).[1]
  - **40 million women** of reproductive age currently using a contraceptive method.
- Ready for Innovation
  - **4 in 10 women** not satisfied with their current method.[2]
  - ~50% of women opting for a shorter-acting reversible method.[3]
- Limited product mix in the OTC non-hormonal contraceptive category.
  - Over the Counter (OTC) channel options are not optimal.
    - Largest SKUs in the OTC channel are condoms and Plan-B.

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Daring to be different

1. IMS NSP through Dec 2016; : IRI 2013
2. Ersek, J, Matern Child Health J (2011) 15:497–506
3. www.guttmacher.org, contraceptive fact sheet

9

Non-hormonal Products (marketed or in development) Spermicides / vaginal gels Least effective woman controlled On-demand / pre-coital application Condoms Effective, not woman controlled On-demand / pre-coital application Diaphragms Most effective woman controlled On-demand / pre-coital insertion Long-acting IUD Most effective Requires physician insertion/removal What’s Driving Innovation in Contraception Innovation in Contraception - What’s Missing? Non-hormonal, non-coital alternatives that are effective and easy to use. 100% Effective = 0% Risk of Pregnancy / vaginal gels Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf 1 1,2

What Women Want from Birth Control Women’s Preferences: Effective Pregnancy Prevention Convenient Product Forms 67% of women report that the vaginal ring has most of the features deemed extremely important.1 Less Hormones 85% of women would prefer a monthly option with a lower hormone dose than the pill.2 Non-Daily & Non-Coital Options 80% currently use a non-coital dependent method avoiding interruption at the time of intercourse.3 Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 Ersek, J, Matern Child Health J (2011) 15:497–506 A non-hormonal, non-daily option with efficacy approaching traditional hormonal methods aligns well with consumer need states.

Ovaprene® A New Contraceptive Opportunity Monthly Non-Hormonal Opportunity

Ovaprene Non-hormonal Vaginal Ring1 Monthly, Hormone Free – Contraception Silicone ring Fluid-permeable mesh barrier Spermiostatic Environment Achieved through a contraceptive-loaded silicone matrix releasing non-hormonal active: Ferrous gluconate Monthly intravaginal ring 1-Month ring convenience Rx (OB/GYN) - upon approval Patent Protection 12 issued patents worldwide (9 U.S.) IP coverage through August 2028 Potential extension to 2033 Ovaprene New Contraceptive Opportunity 1. Data on file

Ovaprene

Human Proof of Concept Study

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Daring to be different

Ovaprene™ successfully **prevented sperm from reaching the cervical canal** in a previous human postcoital test clinical study.

- **2009 - Postcoital Assessment:**[1]
  - Open-label, single-arm, pilot safety and tolerability study.
  - Published in the Journal of Reproductive Medicine, 2009.
- **Patients:**
  - N= 21; all women completed one cycle of use.
- **Results:**
  - **Postcoital testing revealed no viable sperm in the cervical mucus.**
  - No colposcopic abnormalities, no significant changes in vaginal flora and no serious adverse effects observed.

[2,3]

Birth Control Effectiveness		
Method	Perfect Use	Typical Use
Spermicide* / vaginal gels	82.00%	72.00%
Sponge-Parous*	80.00%	76.00%
Sponge-Nulliparous*	91.00%	88.00%
Condom (male)*	98.00%	82.00%
Diaphragm*	94.00%	88.00%
Combined Pill & Progestin only*	99.70%	91.00%
Evra Patch*	99.70%	91.00%
Nuva Ring*	99.70%	91.00%
Depo-Provera*	99.80%	94.00%
IUD- ParaGard (Copper T)*	99.40%	99.80%
IUD- Mirena (LNg)*	99.80%	99.80%
Implanon*	99.95%	99.95%
Female Sterilization*	99.50%	99.50%
Male Sterilization*	99.90%	98.85%

In PCT studies of similar size, products (diaphragms) with no motile sperm in the cervical mucus during their PCT assessments **demonstrated "typical use" contraceptive effectiveness of 88%** in pivotal contraceptive studies evaluating pregnancy rates over time.

1. Journal of Reproductive Medicine 2009; 54: 685-690
2. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011.
3. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf

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Ovaprene

Regulatory Strategy

U.S. Regulatory Strategy - (PMA) with CDRH (medical device division) as lead review division (Pathway expected to be based on similar CDRH approvals - Example: Caya® diaphragm)*

Step 1 – 2018 / 2019 - Postcoital test (PCT)

- The study is enrolling 50 couples, with the woman to be evaluated over the course of five menstrual cycles, with a target of having 25 women complete a total of 21 visits.
  - Each woman's cervical mucus will be measured at several points during the study:
    - Cycle 1 - Baseline measurement (excludes the use of any product).
    - Cycle 2 – Use of a barrier method (diaphragm)
    - Cycles 3,4 and 5 - Ovaprene vaginal ring
  - Assess motile sperm per high powered field (HPF) in the cervical mucus, post coitus
- Safety assessments, PK, acceptability, fit, and ease of use

Data from the study is expected to be available in the second half of 2019. If there is demonstration of feasibility in the PCT clinical trial, the Company intends to prepare and file an Investigational Device Exemption (IDE) with the FDA to commence a pivotal clinical trial to support marketing approvals of Ovaprene in the United States, Europe and other countries worldwide.

Step 2 – 2020 / 2021 (Anticipated)*

- Single pivotal clinical (expected)
- N= ~250 completers over 6 months of use
  - Primary Endpoints: Safety & Efficacy
    Pregnancy probability
  - Secondary Endpoints:
    Acceptability /Product Fit/ Ease of use
    Assessments of Vaginal Health

daré bioscience

Daring to be different

*Daré has not had any communications with the FDA regarding the specific PMA requirements for Ovaprene.

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Ovaprene™

Valuation Drivers
(Potential)


2H 2019
2H 2021
Year
2018 – 2H2019
2020 – 2H2021

PCT Clinical Trial

Ex: Caya® trial duration[(1)] - 14 months start to finish, including recruitment

C|O|N|R|A|D
Leaders in Reproductive Health and HIV Prevention

Pivotal Clinical Trial

Ex: Caya® trial duration [(2)] - 18 months start to finish, including recruitment

Timeline reflects management's current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate.

daré bioscience
Daring to be different

1. J.L. Schwartz et al. / Contraception 78 (2008) 237–244.
2. Schwartz JL, Weiner DH, Lai JJ, et al. Contraceptive efficacy, safety, fit, and acceptability of SILCS, a novel single-size diaphragm. 2014.

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Ovaprene Summary

What Women Want from Birth Control



Features Desired Most in Birth Control:[1-4]	Design Features of Ovaprene:[5]
✓ Convenience (Easy to Use & Easy to Remember)	**Monthly Ring Product Form** *Women chose rings for the convenience of a* ***non-daily option.***
✓ Hormone Free	**No Hormones in the API** *Unique dual action MOA (spermiostatic & barrier).*
✓ Efficacy	**Potential** for Contraceptive Effectiveness at the **Lower End** of the **Oral Hormone Contraceptive** Range.
✓ Favorable Side Effect Profile	**No Colposcopic Abnormalities** *No Significant Changes in Vaginal Flora. No serious adverse effects observed in prior published study.*
✓ Easily Manage Fertility	**No Systemic Activity** *Easily inserted and removed without a provider. Immediate return to fertility.*

daré
bioscience
Daring to be different

1. https://www.urban.org/urban-wire/women-want-effective-birth-control
2. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012
3. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963
4. Ersek, J, Matern Child Health J (2011) 15:497–506
5. Journal of Reproductive Medicine 2009; 54: 685-690

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8 1. https://www.visiongain.com/Press_Release/911/Sexual-dysfunction-drugs-market-will-reach-7-7bn-in-2019 Female Sexual Arousal Disorder (FSAD) World market for both male and female sexual dysfunction drugs will reach 7.7 billion in 20191 Women’s Sexual Health & Wellness

Vulvar-Vaginal Atrophy Female Sexual Arousal Disorder (FSAD) Dyspareunia Hypoactive Sexual Desire Disorder (HSDD) Female Sexual Dysfunction (FSD) With its approval of Addyi®, FDA has now acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain and/or maintain sufficient physical sexual arousal. 19 Female Sexual Dysfunction Market Landscape No Approved Products

20 Female Sexual Arousal Disorder (FSAD) FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal that causes distress or interpersonal difficulty. Estimated 23-33% of women with low arousal Meta-analysis of 95 studies from 2000-2014 indicated the prevalence of Female Sexual Dysfunction in premenopausal women worldwide is 40.9%, and difficulty with arousal alone is 23%.1 33% of women in the U.S. age 21 to 60 (approximately 20 million women), experience symptoms of low or no sexual arousal. 2,3 10 million women distressed and actively seeking treatment 2 McCool et al. Sex Med Rev 2016;4:197-212. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. Based on US Census projections for 2016.

21 In a Phase 2a study, Topical Sildenafil (SST-6007) formulation demonstrated an increase in blood flow to the vaginal tissue in both pre- and postmenopausal women with FSAD. Daré secured global rights to SST-6007 in February, 2018 for all women’s health indications related to female sexual dysfunction and female reproductive health. Anticipate commencing a Phase 2b clinical trial 2H2018. Topical Sildenafil for FSAD Daré Secured Global Rights to SST-6007 Timeline reflects management’s current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate.

Pfizer Viagra® Studies

Increased Blood Flow and Clinical Efficacy with Oral Sildenafil in Women

Statistically Significant increases in Vaginal Pulse Amplitude (VPA) [1]
Statistically significant improvement in genital stimulation (FIEI)[2]

Pfizer VPA Clinical Lab Study – Oral Viagra®



Mean and Maximum VPA†
Placebo
Oral Viagra®
Vaginal Pulse Amplitude (ΔmV)
0
1
2
3
4
5
6
7
P=0.093
P<0.05
Mean (Erotic)
Maximum (Erotic)

† Twelve healthy premenopausal women were studied.

Pfizer Clinical Field Study – Oral Viagra®



Improvement on FIEI Questions†
Placebo
Oral Viagra®
Observed Number Improved (%)
0
10
20
30
40
50
60
70
P=0.017
P=0.015
Question 2
Question 4

Female Intervention Efficacy Index (FIEI)

† Question #2 – "After taking study medication, the sensation/feeling in my genital (vaginal, labia, clitoris) area during intercourse or stimulation (foreplay) seemed to be: (a) more than before, (b) less than before, or (c) unchanged". Question #4 – "After taking the study medication, intercourse and/or foreplay was: (pleasant and satisfying; better than before taking the study medication, (b) unpleasant; worse than before taking study medication, (c) unchanged; no difference, or (d) pleasant; but still not like it used to be or I would like it to be." 202 postmenopausal women with FSAD who had protocol specified estradiol and free testosterone concentrations, and/or were receiving estrogen and/or androgen replacement therapy were studied.

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1. The Enhancement of Vaginal Vasocongestion by Sildenafil in Healthy Premenopausal Women. Journal of Women's Health & Gender-Based Medicine. Vol. 11, No. 4. 2002
2. Safety and Efficacy of Sildenafil Citrate for the Treatment of FSAD: A Double-Blind, Placebo Controlled Study. The Journal of Urology. Vol 170, 2333-2338, December 2003.

22

Topical Sildenafil is designed to directly increase local blood flow to the genital tissue. Localized action, with minimal systemic uptake of the active drug.1 6 issued patents in the U.S. on the topical delivery of Sildenafil and other PDE-5 inhibitors. Leveraging the known therapeutic benefit of oral sildenafil to stimulate increased blood flow to the genital tissue. If approved, Topical Sildenafil may offer a safe, effective and ‘on demand’ solution to difficulties with sexual arousal. SST Formulation Technology Topical Sildenafil for FSAD Leveraging SST Proprietary Technology 23 1. Data on file

24 Regulatory Pathway Leverage 505(b)(2) regulatory pathway and established profile of Viagra® brand. Step 1 – 2018 / 2020 (Anticipated)* Phase 2b trial – targeted to commence 2H 2018. Communicate with the FDA, early 2H 2018. Objective is to engage with the FDA to establish consensus on Phase 2b and Phase 3 protocol and endpoints. Phase 2b data will be used to confirm sample size and validate PRO primary endpoint questionnaire measurement tools for Phase 3. Step 2 – 2020 / 2022 (Anticipated)* Phase 3 – targeted to commence 2H 2020. Topical Sildenafil for FSAD Daré Secured Global Rights to SST-6007 *Timeline reflects management’s current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate.

Vulvar-Vaginal Atrophy Female Sexual Arousal Disorder (FSAD) Dyspareunia Hypoactive Sexual Desire Disorder (HSDD) Female Sexual Dysfunction (FSD) Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain and/or maintain sufficient physical sexual arousal. 25 Female Sexual Dysfunction Market Landscape

26 $32 billion global category* Strategic Pre-Clinical Candidates Vaginal delivery of well characterized therapeutics

IVR Technology (Juniper)



Intravaginal Ring (IVR) Technology Platform

Daré has an exclusive, global license to Juniper's novel IVR technology originally developed by Dr. Robert Langer from MIT and Dr. William Crowley from Massachusetts General Hospital and Harvard Medical School.

- Features of the Juniper intravaginal ring technology include:
  - Sustained drug delivery.
  - Variable dosing and duration.
  - Single or multiple drug delivery via a solid ethylene vinyl acetate polymer matrix (without the need for a membrane or reservoir to contain the active drug or control the release).


Robert Langer, Top MIT Biomedical Engineer And Father Of 30 Companies, On How To Launch A Successful Biotech Company

- Current 505(b)(2) candidates licensed from Juniper include:
  - JNP-0101, an oxybutynin ring for the treatment of overactive bladder;
  - JNP-0201, a combination estradiol + progesterone ring for hormone replacement therapy.
  - JNP-0301, a natural progesterone ring for the prevention of preterm birth.


Reproductive Endocrine Unit
Dr. William Crowley

Daré's exclusive license covers all three rings in development as well as additional applications of the intravaginal ring technology platform in other therapeutic areas.

daré bioscience
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http://www.ibtimes.com/robert-langer-top-mit-biomedical-engineer-father-30-companies-how-launch-successful-2141263
https://reproendo.mgh.harvard.edu/programs/research-investigators/dr-william-crowley/

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28 PT-101 Vaginally Delivered Tamoxifen for VVA Vaginally Delivered Tamoxifen to treat VVA in HR+ Breast Cancer Patients PT-101, a proprietary vaginal formulation of tamoxifen, has the potential to be a first-in-class treatment for vulvar and vaginal atrophy (VVA) in patients with hormone-receptor-positive (HR+) breast cancer. VVA is a chronic condition characterized by pain during intercourse, vaginal dryness and irritation. Most women use localized estrogen therapy which is contraindicated for more than two million women diagnosed with, or at risk of recurrence of, ER-positive and PR-positive breast cancer. Daré intends to develop this novel local application of tamoxifen to mitigate the symptoms of VVA for patients with or at risk for hormone-receptor-positive breast cancer, including women currently on anti-cancer therapy. Due to the use of aromatase inhibitors for the treatment of HR+ breast cancer, the prevalence of VVA in postmenopausal breast cancer patients is reported to be between 42 and 70 percent.1 If approved, PT-101 has the potential to be the first treatment specifically developed for VVA in patients with hormone-receptor positive breast cancer. Clinical Breast Cancer: https://www.sciencedirect.com/science/article/pii/S1526820917300952

29 $32 billion global category* Strategic Pre-Clinical Candidates Contraceptives that address global gaps

Dare’s Innovation Engine Reproductive Health Public & Private Sector Funding 30 "Innovative partnerships increase access to family planning, helping more women plan their lives and shape their futures.“ Chris Elias, President Global Development Program, Bill & Melinda Gates Foundation Major foundations contribute hundreds of millions of dollars to fund new innovation in women’s reproductive health. Daré has emerged as the coordinating presence among these organizations and is well positioned to partner on the product candidates with significant market potential. Development organizations screen and advance promising new innovation.

Value Creation

Addressing Global Gaps in Contraception

Organization	Funding Source / Donor	Product Name	License Holder / Partner	Form	Indication	Annual Sales / Corporate Value
The Population Council	USAID	Paragard 	Teva & Cooper Surgical	IUD	Pregnancy Prevention	**$1.1B Acquisition, 2017**
	USAID	Mirena	Bayer	IUS	Pregnancy Prevention	**>$1.1B (Global sales)**
	USAID	Jadelle / Norplant 	Bayer	Implant	Pregnancy Prevention	**~$400M (Global sales)**
Medicines 360	Susan Thompson Buffett Foundation	Liletta 	Allergan	IUS	Pregnancy Prevention	**$50M upfront; $125M milestones + royalties, 2013**

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IMS

Long-acting Injectable

ORB-204 and ORB-214, injectable etonogestrel [1]

- The **initial development on Orbis' long-acting injectable** contraceptive program was carried out under a subcontract funded by Family Health International (FHI 360) through a grant from the **Bill & Melinda Gates Foundation**.
- Precision particle fabrication produces uniform microparticles and microcapsules with narrow size distribution and precise control over particle structure.
- Pre-clinical studies for the 6- and 12- month formulations have been completed to date:
  - Establishing pharmacokinetics and pharmacodynamics profiles.
- The collaboration with Orbis will continue to advance the program through formulation optimization with the goal of achieving sustained release over the target time period.

An injectable contraceptive is designed to provide discreet, non-implanted, protection over several months

- Limitations of the currently marketed injectable contraceptive: provides contraceptive protection for only three months, and can delay the ability to get pregnant for up to ten months after receiving the injection.

Target product profile of long-acting injectable

- **Prolonged duration (6 to 12 months), improved ease of use**, with an improved side effect profile and predictable return to fertility.

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1. Data on file

32

Investment Highlights 33

34 Financial Profile Background: NASDAQ:DARE Publicly traded via reverse merger that closed July 19, 2017 Balance sheet, March 31, 2018: $15.6 million cash Non-dilutive funding NIH Funding Award April 30, 2018 Daré received a Notice of Award for the first $224,665 of the anticipated $1.9 million in grant funding from the Eunice Kennedy Shriver National Institute of Child Health and Human Development (NICHD), a division of the National Institutes of Health (NIH). 11.4 million common shares and 3.7 million warrants No debt

Experienced Team to Move the Field Forward

Sabrina Martucci Johnson **President and CEO**	**Cypress Bioscience, WCG** **Advanced Tissue Sciences, Baxter Healthcare**
Lisa Walters-Hoffert Chief Financial Officer	ROTH Capital Partners, Citicorp Securities, Bank of America, Oppenheimer & Co.
David Friend, PhD Chief Scientific Officer	Evofem Biosciences, CONRAD, Elan Corporation
John Fair Chief Business Officer	Gemini Healthcare LLC, WCG, Evofem Biosciences
Mark Walters Vice President, Operations	Pacira, SkyePharma, Alliance Pharmaceuticals, American Home Products
Mary Jarosz Global Head of Regulatory Affairs	WCG, Evofem Biosciences, Abbott Laboratories
Christine Mauck, MD, MPH Medical Director	CONRAD, Population Council, RW Johnson, FDA
Bridget Martell, MA, MD Medical Affairs	Juniper Pharmaceuticals, Purdue Pharma, Pfizer
Nadene Zack Sr. Director Clinical Operations	Retrophin, Aragon, Cypress Bioscience, Pfizer
Randall Freund Quality Assurance	WCG, Amylin, Cardinal Health, Advantar Labs

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35

Experienced Board of Directors

Roger Hawley (Chairman)	Zogenix, Alios Biopharma, InterMune, Elan Corporation
Susan Kelley, MD	Cerulean, Bayer, BMS, ArQule
William Rastetter, PhD	Cerulean, GRAIL, Receptos, Illumina, IDEC
Robin Steele, JD, LLM	InterMune, Elan Corporation, Alvea, Alios Biopharma
Jessica Grossman, M.D.	Medicines 360, Sense4Baby, Johnson & Johnson
Sabrina Martucci Johnson	Cypress Bioscience, WCG, Advanced Tissue Sciences, Baxter Healthcare

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Daring to be different

36

Daré: Management Summary Daré Highlights Value Drivers Corporate Strategy: To be the primary coordinating presence in women’s sexual & reproductive health Organizational Execution: Working with the top product developers as well as publicly and privately funded entities to evaluate, identify and advance the most promising innovation in women’s sexual and reproductive health Our innovative pipeline of products has the opportunity to unlock value for stakeholders and deliver products that are more aligned with women’s specific needs Program Development: Multiple milestones and value drivers between mid-2018 and late-2019 Each positioned to be first in category. Regulatory Efficiency: Two mid-stage programs: Ovaprene – CDRH pathway allows potential for PCT to Pivotal Study Topical Sildenafil – 505(b)(2) leverages Viagra data package Ovaprene – Potentially the first monthly hormone-free Rx product Topical Sildenafil – Potentially the first Rx product for the treatment of FSAD Strategic Optionality: Identify and secure best-in-class product candidates creating multiple value inflection opportunities Differentiated Product Opportunities: ORB 204 & ORB 214 – Long-acting injectables (6 & 12 months) No products in this middle market segment (most are daily, monthly or >3years) Designed to overcome challenges with existing injectable products: side effects and improved return to fertility Juniper IVR Allows new formulation and drug delivery options Extends Daré ring platform capability into non-contraceptive areas PT -101 (VVA) Opens up adjacencies in women’s health (oncology and supportive care) Targets a well defined patient with a high unmet need (HR+ BC Patients) Experienced Team: The Daré management team and board of directors have a proven track record of delivering value to shareholders and stakeholders. Multiple Corporate Value-Driving Opportunities: Strategic partnering Product out licensing Acquisition Statements below reflect management estimates and constitute forward looking statements subject to qualifications elsewhere in the presentation. Actual outcomes and timelines may be substantially different and Daré is under no obligation to update or review this estimate. 37

858-926-7655 innovations@darebioscience.com www.darebioscience.com For more information: NASDAQ:DARE